UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  August 5, 2022
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GREEN PLAINS INC.
(Exact name of registrant as specified in its charter)
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Iowa	001-32924	84-1652107
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1811 Aksarben Drive
Omaha, Nebraska 68106
(Address of Principal Executive Offices) (Zip Code)
(402) 884-8700
(Registrant's telephone number, including area code)
(Former name or former address, if changed since last report)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GPRE	The Nasdaq Stock Market LLC
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02. Unregistered Sales of Equity Securities.
As previously reported, on August 3, 2022 and August 4, 2022, Green Plains Inc. (the “Company”), entered into three privately negotiated exchange agreements (the “Exchange Agreements”) with certain noteholders (“the Noteholders”) of the Company’s 4.125% Convertible Senior Notes due in 2022 (the “2022 Convertible Notes”), pursuant to which the Noteholders agreed to exchange $19.0 million in aggregate principal amount of the Company’s outstanding 2022 Convertible Notes for shares of the Company’s common stock, par value $0.001 per share (“Common Stock”).
Pursuant to the Exchange Agreements, on August 8, 2022 and August 9, 2022, the Company issued a total of 685,956 shares of Common Stock in exchange for $19.0 million of the 2022 Convertible Notes, with such issuances exceeding 1% of the shares of Common Stock of the Company on August 9, 2022 for the Exchange Agreement for which the daily volume weighted-average price (“VWAP”) commenced on August 5, 2022 through the end of such day.

Set forth below is a chart that describes the aggregate principal amount of 2022 Convertible Notes exchanged, the VWAP that commenced on August 4, 2022 and August 5, 2022, which were the trading days immediately following the dates of the Exchange Agreements through the end of such days, and the resulting number of shares issued in connection with such exchange:

Exchange Date	Principal Amount of Convertible Notes Exchanged	VWAP	Number of Shares of Common Stock Issued
8/8/2022	$4,500,000	N/A(1)	161,964
8/8/2022	$6,500,000	$36.35	235,370
8/9/2022	$8,000,000	$36.71	288,622
Total	$19,000,000		685,956

(1) Not applicable as VWAP was not used to determine share issuance
The exchange of treasury shares of Common Stock for the 2022 Convertible Notes is being made pursuant to an exemption from registration provided under Section 3(a)(9) of the Securities Act of 1993, as amended. This Current Report on Form 8-K does not constitute an offer to exchange the 2022 Convertible Notes or other securities of the Company for Common Stock or other securities of the Company.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Green Plains Inc.

Date: August 11, 2022	By:	/s/ G. Patrich Simpkins Jr.
G. Patrich Simpkins Jr.
Chief Financial Officer (Principal Financial Officer)